SECURITY AGREEMENT

This SECURITY AGREEMENT (‘‘Agreement’’), dated as of November 13, 2006 is entered into by and between HandHeld Entertainment, Inc., a Delaware corporation (‘‘Company’’) and Zeus Promotions, LLC (the ‘‘Creditor’’).

WHEREAS, the Company has executed a Secured Convertible Note in favor of Creditor, dated as of November 13, 2006 (the ‘‘Note’’); and

WHEREAS, it is a condition precedent to the Creditor consenting to the terms and conditions of the Note that the Company execute and deliver to the Creditor a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant a security interest in favor of the Creditor as herein provided,

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Grant of Security Interest.    The Company hereby grants to the Creditor, to secure the payment and performance in full of all of the Obligations, a security interest in the Dorks.com website asset(s) listed on Exhibit A of this Agreement (‘‘Collateral’’). For the purposes of this Agreement, the term ‘‘Obligations’’ as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Creditor arising under, or in respect of, the Note and this Agreement.

2.    Authorization to File Financing Statements.    The Company hereby irrevocably authorizes the Creditor at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) identify the Collateral, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment.

3.    Other Actions.    The Company further agrees to take any and all action reasonably requested by the Creditor to insure the attachment, perfection and first priority of, and the ability of the Creditor to enforce, the Creditor’s security interest in the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company’s signature thereon is required therefor, (b) causing the Creditor’s name to be noted as a secured party on any certificate of title if such notation is a condition to attachment, perfection or priority of, or ability of the Creditor to enforce, the Creditor’s security interest in the Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to the Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Creditor to enforce, the Creditor’s security interest in the Collateral, (d) obtaining governmental and other third party consents and approvals, (e) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

4.    Covenants Concerning Company’s Legal Status.    The Company will provide at least 30 days prior written notice to the Creditor of any change of its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number.

5.    Representations and Warranties Concerning Collateral.    The Company further represents and warrants to the Creditor that, as of the execution of this Agreement and the Note, the Company shall be the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by this Agreement.

6.    Covenants Concerning Collateral. Etc.    The Company further covenants with the Creditor as follows: (a) except for the security interest herein granted and liens permitted by the Security Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Creditor, (b) the Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Creditor, (c) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (d) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement.

7.    No Duty on Creditor.    The powers conferred on the Creditor hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Creditor shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Creditor’s own gross negligence or willful misconduct.

8.    No Waiver by Creditor.    The Creditor shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Creditor. No delay or omission on the part of the Creditor in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Creditor with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Creditor deems expedient.

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9.    Governing Law:    Consent to Jurisdiction.    This agreement is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the state of Delaware. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Delaware or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address set forth in the Note.

10.    Miscellaneous.    The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Creditor and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

IN WITNESS WHEREOF, the Company and Creditor have duly executed this Security Agreement as of the date first written above.

CREDITOR:
ZEUS PROMOTIONS, LLC
By: /s/ John Kowal
COMPANY:
HANDHELD ENTERTAINMENT, INC.
By: /s/ Jeff Oscodar

EXHIBIT A

COLLATERAL

Dorks.com domain
Dorks.com Beta CMS, Current CMS
Dorks.com Newsletter Software
Dorls.com (typo)
Dorksnewsletter.com
Dorksnewsletters.com
User Submitted content for Dorks.com
Design for Dorks.com, Future Beta Design in Development for Dorks.com
Dorks.com mySQL Database (included with CMS, just defining it here)
Dorks.com Newsletter subscribers.
Port25 license
Bonded Sender whitelist